    As filed with the Securities and Exchange Commission on August 14, 1996
                                                     Registration No. 333-

===============================================================================-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        ------------------------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                             MICREL, INCORPORATED
            (Exact Name of Registrant as Specified in Its Charter)


       CALIFORNIA                                              94-2526744
(State or Other Jurisdiction of                            (I.R.S. Employer
 Incorporation or Organization)                         Identification Number)

                              1849 Fortune Drive
                          San Jose, California 95131
          (Address of Principal Executive Office, Including Zip Code)

                             MICREL, INCORPORATED
                            1994 STOCK OPTION PLAN
                           (Full Title of the Plans)

                               Robert J. Barker
                            Chief Financial Officer
                             Micrel, Incorporated
                              1849 Fortune Drive
                          San Jose, California 95131
                    (Name and Address of Agent for Service)

                                (408) 944-0800
         (Telephone Number, Including Area Code, of Agent for Service)

                                   Copy to:
                           Michael C. Phillips, Esq.
                           Stephen J. Schrader, Esq.
                            Morrison & Foerster LLP
                               755 Page Mill Road
                          Palo Alto, California 94304

=============================================================================================================
                        CALCULATION OF REGISTRATION FEE
=============================================================================================================
                                             PROPOSED
TITLE OF SECURITIES      AMOUNT TO BE    MAXIMUM OFFERING           PROPOSED  MAXIMUM        AMOUNT OF
 TO BE REGISTERED         REGISTERED     PRICE PER SHARE (1)    AGGREGATE OFFERING PRICE (1) REGISTRATION FEE
- -------------------------------------------------------------------------------------------------------------
Common Stock             1,000,000       $17.00                   $17,000,000                 $5,862
=============================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rules 457(h) and (c) under the Securities Act of 1933, based upon an average of the high and low prices of Micrel, Incorporated common stock reported on the Nasdaq National Market on August 7, 1966.

    In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                             Page 1 of 6 Pages
                        Exhibit Index Located at Page 6

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Certain Documents by Reference.
         ------------------------------------------------

          In accordance with General Instruction E to Form S-8, the contents of the Registrant's Registration Statement on Form S-8, Commission File No. 33-90396, including exhibits thereto, are hereby incorporated by reference into this Registration Statement, except as the same may be modified by the information set forth herein.


Item 8.  Exhibits.
         ---------


         Exhibit
         Number   Description
         -------  -----------

         4.1      Micrel, Incorporated 1994 Stock Option Plan

         5.1      Opinion of Morrison & Foerster LLP

         23.1     Consent of Counsel (included in Exhibit 5.1)

         23.2 Consent of Deloitte & Touche LLP, Independent Auditors (see page II-5)

         25.1     Power of Attorney (see page II-3)

     SIGNATURES
     ----------

          Pursuant to the requirements of the Securities Act of 1933, the Registrant, Micrel, Incorporated, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on August 8, 1996.

                                    MICREL, INCORPORATED



                                    By:  /s/  Raymond D. Zinn
                                         --------------------
                                         Raymond D. Zinn
                                         President and Chief Executive Officer


     POWER OF ATTORNEY
     -----------------

          Each person whose signature appears below constitutes and appoints Raymond D. Zinn and Robert J. Barker, and each of them, as attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorneys-in-fact, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming the said attorney-in-fact or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                   Capacity                    Date
- ---------                                   --------                    ----

/s/ Raymond D. Zinn              President, Chief Executive      August 8, 1996
- -----------------------------    Officer and Chairman of the
    Raymond D. Zinn              Board of Directors (Principal
                                 Executive Officer)


/s/ Robert J. Barker             Vice President, Finance and     August 8, 1996
- -----------------------------    Chief Financial Officer
    Robert J. Barker             (Principal Financial and
                                 Accounting Officer)


/s/ Warren H. Muller             Vice President, Secretary and   August 8, 1996
- -----------------------------    Director
    Warren H. Muller

Signature                         Capacity                             Date
- ---------                         --------                             ----

/s/ George Kelly                 Director                        August 8, 1996
- -----------------------------
    George Kelly


/s/ Dale L. Peterson             Director                        July 30, 1996
- -----------------------------
    Dale L. Peterson


/s/ Larry L. Hansen              Director                        August 8, 1996
- -----------------------------
    Larry L. Hansen

                                                                    Exhibit 23.2
                                                                    ------------



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statement of Micrel, Incorporated on Form S-8 of our reports dated January 24, 1996, appearing in the Annual Report on Form 10-K of Micrel, Incorporated for the year ended December 31, 1995.


                                     DELOITTE & TOUCHE LLP

San Jose, California
August 12, 1996

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
Number         Document
- ------         --------

 4.1           Micrel, Incorporated 1994 Stock Option Plan

 5.1           Opinion of Morrison & Foerster LLP

23.1           Consent of Counsel (included in Exhibit 5.1)

23.2           Consent of Deloitte & Touche LLP, Independent
               Auditors (see page II-5)

25.1           Power of Attorney (see page II-3)